Consolidated Statements of Cash Flows (USD $)	9 Months Ended
Sep. 30, 2011
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$ (199,978)
Adjustments to reconcile net loss to net cash provided by operating activities:
Increase in prepaid expenses	(67,500)
Increase in other assets	(5,081)
Increase in due to affiliates	272,559
Net cash provided by operating activities	0
Net change in cash and cash equivalents	0
Cash and cash equivalents, beginning of period	200,000
Cash and cash equivalents, end of period	$ 200,000